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                                                                    Exhibit j(2)

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints each of Brian S. Shlissel and Jennifer A. Patula, Secretary and Assistant Secretary of PIMCO Advisors VIT (the "Trust"), respectively, signing singly, with full power of substitution and resubstitution, the undersigned's true and lawful attorney-in-fact to, to sign for us, and in our name and in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) to the Registration Statement of the Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorney-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact lawfully could do or cause to be done by virtue hereof.

NAME:                               CAPACITY:                DATE:
/s/ V. Lee Barnes                   Trustee                  February 12, 2004
-------------------------                                    ---------------------
V. Lee Barnes


/s/ Paul Y. Clinton                 Trustee                  February 12, 2004
-------------------------                                    ---------------------
Paul Y. Clinton


/s/ Thomas W. Courtney              Trustee                  February 12, 2004
-------------------------                                    ---------------------
Thomas W. Courtney


/s/ Lacy B. Herrmann                Trustee                  February 12, 2004
-------------------------                                    ---------------------
Lacy B. Herrmann


/s/ Theodore T. Mason               Trustee                  February 12, 2004
-------------------------                                    ---------------------
Theodore T. Mason


/s/ Stephen J. Treadway             Trustee                  February 12, 2004
-------------------------                                    ---------------------
Stephen J. Treadway